UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment of 2011 HealthCor Notes and 2012 HealthCor Notes Issued Pursuant to Note and Warrant Purchase Agreement

Note and Warrant Purchase Agreement

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2011, we entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the “Purchase Agreement”) with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”). Pursuant to the Purchase Agreement, we sold Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $20,000,000 (collectively the “2011 HealthCor Notes”), subject to adjustment in accordance with anti-dilution provisions set forth in the 2011 HealthCor Notes. We also issued Warrants to purchase an aggregate of up to 11,782,859 shares of our common stock, par value $0.001 (“Common Stock”) at an exercise price per share equal to $1.40 per share to the HealthCor Parties (collectively the “2011 HealthCor Warrants”).

Amendment Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 6, 2012, we entered into a Note and Warrant Amendment Agreement with the HealthCor Parties on December 30, 2011 (the “First Amendment”) to (i) amend the Purchase Agreement in order to modify the HealthCor Parties’ right to restrict certain equity issuances; and (ii) amend the 2011 HealthCor Notes and the 2011 HealthCor Warrants, in order to eliminate certain anti-dilution provisions.

Second Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 2, 2012, we entered into a Second Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties on January 31, 2012 (the “Second Amendment”) which allowed us to sell additional Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $5,000,000 (collectively, the “2012 HealthCor Notes”).

Third Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Third Amendment”) on August 20, 2013 to redefine our minimum cash balance requirements. All other terms and conditions of the Purchase Agreement, including all amendments thereto, remained the same.

Fourth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on January 22, 2014, we entered into a Fourth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Fourth Amendment”) on January 16, 2014 to sell and issue to the HealthCor Parties (i) additional notes (the “2014 HealthCor Notes”) in the initial aggregate principal amount of $5,000,000, with a conversion price per share equal to $0.40 (subject to adjustment as described therein) and (ii) additional warrants, the 2014 Supplemental Warrants, to purchase an aggregate of up to 4,000,000 shares of our Common Stock at an exercise price per share equal to $0.40 (subject to adjustment as described therein).

Fifth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on December 19, 2014, we entered into a Fifth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and certain additional investors party thereto (such additional investors, the “Fifth Amendment New Investors” and, collectively with the HealthCor Parties, the “Fifth Amendment Investors”) (the “Fifth Amendment”) on December 15, 2014 to sell and issue to the Fifth Amendment Investors (i) additional notes (the “2015 Supplemental Notes”) in the initial aggregate principal amount of $6,000,000, with a conversion price per share equal to $0.52 (subject to adjustment as described therein) and (ii) additional warrants, the 2015 Supplemental Warrants, to purchase an aggregate of up to 3,692,308 shares of our Common Stock at an exercise price per share equal to $0.52 (subject to adjustment as described therein). The Fifth Amendment New Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. As previously reported in our Current Report on Form 8-K filed with the SEC on February 19, 2015, the Company and the Fifth Amendment Investors closed on the transactions contemplated by the Fifth Amendment on February 17, 2015.

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Sixth Amendment

As previously reported in our Annual Report on Form 10-K filed with the SEC on March 31, 2015, we entered into a Sixth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on March 31, 2015 (the “Sixth Amendment”), pursuant to which, among other things, (i) the requirement to maintain a minimum cash balance of $5,000,000 was reduced to a minimum cash balance of $2,000,000 and (ii) the amendment provision was revised to permit the Purchase Agreement to be amended by the Company and the holders of the majority of the Common Stock underlying the outstanding notes and warrants to purchase shares of our Common Stock sold pursuant to the Purchase Agreement (on an as-converted basis) (the “Majority Holders”). On March 31, 2015, we also issued warrants to the HealthCor Parties to purchase up to an aggregate of 1,000,000 shares of our Common Stock as consideration for certain prior waivers of the minimum cash balance requirement in the Purchase Agreement (the “Sixth Amendment Supplemental Warrants”). The Sixth Amendment Supplemental Warrants have an exercise price per share equal to $0.53 (subject to adjustment as described therein).

Seventh Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on June 30, 2015, we entered into a Seventh Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on June 26, 2015 (the “Seventh Amendment”), pursuant to which the Purchase Agreement was amended to permit the Company to enter into and perform its obligations under the Credit Agreement (as defined below), and on June 26, 2015 certain amendments were also made to each of the outstanding notes issued under the Purchase Agreement in connection with the Company’s entrance into the Credit Agreement.

Eighth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, we entered into an Eighth Amendment to Note and Warrant Purchase Agreement on February 23, 2018 (the “Eighth Amendment”) with the Fifth Amendment New Investors (the “Existing Investors”), an additional investor party thereto (such additional investor, the “New Investor” and, collectively with the Existing Investors, the “Investors”) and the HealthCor Parties (solely in their capacity as the Majority Holders approving the Eighth Amendment and not as investors), pursuant to which we sold and issued, for an aggregate of $2,050,000 in cash, to the Investors on such date (i) additional notes in the initial aggregate principal amount of $2,050,000, with a conversion price per share equal to $0.05 (subject to adjustment as described therein) and a maturity date of February 22, 2028 (the “Eighth Amendment Supplemental Closing Notes”) and (ii) additional warrants to purchase an aggregate of up to 512,500 shares of our Common Stock at an exercise price per share equal to $0.05 (subject to adjustment as described therein) and with an expiration date of February 23, 2028 (the “Eighth Amendment Supplemental Warrants”). The Existing Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. Of the total amount of Eighth Amendment Supplemental Closing Notes and Eighth Amendment Supplemental Warrants issued and sold by the Company pursuant to the Eighth Amendment, such directors and officer purchased, in aggregate, Eighth Supplemental Closing Notes in the initial aggregate principal amount of $1,950,000 and Eighth Amendment Supplemental Warrants to purchase an aggregate of up to 487,500 shares of our Common Stock.

Ninth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on July 11, 2018, we entered into a Ninth Amendment to Note and Warrant Purchase Agreement on July 10, 2018 (the “Ninth Amendment”) with the HealthCor Parties and the Investors, pursuant to which the parties agreed to amend the Purchase Agreement, the 2011 HealthCor Notes (the “Second 2011 Note Allonges”), the 2012 HealthCor Notes (the “Second 2012 Note Allonges”), the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes, as applicable, to (i) remove the rights of the holders of the 2011 HealthCor Notes and the 2012 HealthCor Notes to convert such notes to Common Stock after June 30, 2018; (ii) suspend the accrual of interest on the 2011 HealthCor Notes and the 2012 HealthCor Notes for periods after June 30, 2018; (iii) provide for the potential earlier repayment of the 2011 HealthCor Notes and the 2012 HealthCor Notes by the Company, 120 calendar days following a written demand for payment by the holder of such notes; provided, however, that such written demand may not be given prior to the twelve-month anniversary of the date on which the obligations of the Company under the Credit Agreement are repaid in full; (iv) cancel the 2011 HealthCor Warrants; (v) provide for the seniority of the 2011 HealthCor Notes and the 2012 HealthCor Notes in right of payment over notes subsequently issued pursuant to the Purchase Agreement, including the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes; (vi) amend the terms of the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes to reflect the seniority in payment of the 2011 HealthCor Notes and 2012 HealthCor Notes; and (vii) reduce the number of shares of Common Stock that the Company must at all times have authorized and reserved for the purpose of issuance upon conversion of the notes issued pursuant to the Purchase Agreement (collectively, the “Notes”) and exercise of the warrants issued pursuant to the Purchase Agreement (collectively, the “Warrants”), from at least 120% of the aggregate number of shares of Common Stock then issuable upon full conversion of the Notes and exercise of the Warrants to at least 100% of such aggregate number of shares.

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Tenth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on July 16, 2018, we entered into a Tenth Amendment to Note and Warrant Purchase Agreement on July 13, 2018 (the “Tenth Amendment”) with the Existing Investors listed in Annex I to the Tenth Amendment (the “Tenth Amendment Investors”) and the HealthCor Parties (solely in their capacity as Majority Holders (acting together with the Tenth Amendment Investors) approving the Tenth Amendment and not as investors), pursuant to which we sold and issued, for an aggregate of $1,000,000 in cash, to the Tenth Amendment Investors on such date additional notes, the Tenth Amendment Supplemental Closing Notes, in the initial aggregate principal amount of $1,000,000, with a conversion price per share equal to $0.05 (subject to adjustment as described therein) and a maturity date of July 12, 2028. The Tenth Amendment Investors were composed entirely of our directors.

Eleventh Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on April 2, 2019, we entered into an Eleventh Amendment to Note and Warrant Purchase Agreement with the Majority Holders (the “Eleventh Amendment”) on March 27, 2019, pursuant to which (i) the requirement that the Company maintain a minimum cash balance of $2,000,000 was eliminated and (ii) any breaches of the requirement to maintain such minimum cash balance that occurred on or prior to the date of the Eleventh Amendment were waived.

Twelfth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on May 20, 2019, we entered into a Twelfth Amendment to Note and Warrant Purchase Agreement on May 15, 2019 (the “Twelfth Amendment”) with the Existing Investor listed in Annex I to the Twelfth Amendment (the “Twelfth Amendment Investor”) and with the HealthCor Parties and certain additional Existing Investors (solely in their capacity as Majority Holders (acting together with the Twelfth Amendment Investor) approving the Twelfth Amendment and not as investors), pursuant to which (i) we sold and issued, for $50,000 in cash, to the Twelfth Amendment Investor on such date an additional note, the Twelfth Amendment Supplemental Closing Note, in the initial principal amount of $50,000, with a conversion price per share equal to $0.03 (subject to adjustment as described therein) and a maturity date of May 14, 2029; (ii) the Majority Holders consented to the issuance of a warrant in connection with an additional loan under the Credit Agreement; and (iii) the Majority Holders consented (A) to a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 500,000,000 and (B) to a technical amendment to the Company’s Bylaws to conform them to a provision of the Nevada Revised Statutes. The Twelfth Amendment Investor is one of our directors.

Thirteenth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 10, 2020, we entered into a Thirteenth Amendment to Note and Warrant Purchase Agreement on February 6, 2020 (the “Thirteenth Amendment”) with the Existing Investor listed in Annex I to the Thirteenth Amendment (the “Thirteenth Amendment Investor”) and with the HealthCor Parties and certain additional Existing Investors (solely in their capacity as Majority Holders (acting together with the Thirteenth Amendment Investor) approving the Thirteenth Amendment and not as investors), pursuant to which (i) we sold and issued, for $100,000 in cash, to the Thirteenth Amendment Investor on such date an additional note, the Thirteenth Amendment Supplemental Closing Note, in the initial principal amount of $100,000, with a conversion price per share equal to $0.01 (subject to adjustment as described therein) and a maturity date of February 5, 2030; and (ii) the Majority Holders consented to the issuance of a warrant in connection with an additional loan under the Credit Agreement. The Thirteenth Amendment Investor is one of our directors.

2021 Amendment of 2011 HealthCor Notes and 2012 HealthCor Notes; Issuance of 2021 HealthCor Warrants

As previously reported in our Current Report on Form 8-K filed with the SEC on April 22, 2021, we agreed with the HealthCor Parties on April 20, 2021 to (i) amend the 2011 HealthCor Notes to extend the maturity date of the 2011 HealthCor Notes from April 20, 2021 to April 20, 2022 by entering into Allonge No. 3 to the 2011 HealthCor Notes (the “Third 2011 Note Allonges”) and (ii) amend the 2012 HealthCor Notes to extend the maturity date of the 2012 HealthCor Notes from January 30, 2022 to April 20, 2022 by entering into Allonge No. 3 to the 2012 HealthCor Notes (the “Third 2012 Note Allonges”) (such amendments to the 2011 HealthCor Notes and 2012 HealthCor Notes together, the “2021 HealthCor Note Extensions”). In connection with the 2021 HealthCor Note Extensions, we issued warrants to purchase an aggregate of 2,000,000 shares of our Common Stock at an exercise price per share equal to $0.23 per share (subject to adjustment as described therein) and with an expiration date of April 20, 2031 to the HealthCor Parties (collectively the “2021 HealthCor Warrants”).

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March 2022 Amendment of 2011 HealthCor Notes and 2012 HealthCor Notes; Issuance of 2022 HealthCor Warrants

As previously reported in our Current Report on Form 8-K filed with the SEC on March 9, 2022, on March 8, 2022, we agreed with the HealthCor Parties to (i) amend the 2011 HealthCor Notes to extend the maturity date of the 2011 HealthCor Notes from April 20, 2022 to April 20, 2023 by entering into Allonge No. 4 to the 2011 HealthCor Notes (the “Fourth 2011 Note Allonges”) and (ii) amend the 2012 HealthCor Notes to extend the maturity date of the 2012 HealthCor Notes from April 20, 2022 to April 20, 2023 by entering into Allonge No. 4 to the 2012 HealthCor Notes (the “Fourth 2012 Note Allonges”) (such amendments to the 2011 HealthCor Notes and 2012 HealthCor Notes together, the “2022 HealthCor Note Extensions”). In connection with the 2022 HealthCor Note Extensions, we issued warrants to purchase an aggregate of 3,000,000 shares of our Common Stock at an exercise price per share equal to $0.09 per share (subject to adjustment as described therein) and with an expiration date of March 8, 2032 to the HealthCor Parties (collectively the “2022 HealthCor Warrants”).

Also on March 8, 2022, in connection with the 2022 HealthCor Note Extensions and the issuance of the 2022 HealthCor Warrants, we entered into a Consent and Agreement Pursuant to Note and Warrant Purchase Agreement (the “NWPA Consent”) with the HealthCor Parties and certain additional Existing Investors (in their capacity as Majority Holders acting together with the HealthCor Parties), pursuant to which, among other things, (i) the Majority Holders consented to the 2022 HealthCor Note Extensions, (ii) the Majority Holders consented to the issuance of the 2022 HealthCor Warrants and (iii) the parties agreed that the holders of the 2022 HealthCor Warrants would have registration rights for the shares of Common Stock issuable upon exercise of the 2022 HealthCor Warrants under the Registration Rights Agreement dated as of April 20, 2011, as amended June 30, 2015, by and among the Company, the HealthCor Parties and the additional investors party thereto (the “Registration Rights Agreement”).

Finally, the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), CareView Operations, L.L.C., a Texas limited liability company and a wholly owned subsidiary of the Borrower, and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement dated as of June 26, 2015, as amended and modified to date, by and among the Company, the Borrower and the Lender (the “Credit Agreement”), entered into a Consent and Agreement Regarding Note Extensions (the “PDL Consent”) on March 8, 2022, pursuant to which the Lender consented to the 2022 HealthCor Note Extensions.

July 2022 Amendment to the Notes

On July 12, 2022, we entered into amendments to the 2014 HealthCor Notes, 2015 Supplemental Notes, Eighth Amendment Supplemental Closing Notes, Tenth Amendment Supplemental Closing Notes, Twelfth Amendment Supplemental Closing Note and Thirteenth Amendment Supplemental Closing Note (collectively, the “2022 Allonges”) to suspend the accrual of interest on the 2014 HealthCor Notes as to 100% of the outstanding principal amount under such notes, 2015 Supplemental Notes as to 100% of the outstanding principal amount under such notes, Eighth Amendment Supplemental Closing Notes as to 100% of the outstanding principal amount under such notes, Tenth Amendment Supplemental Closing Notes as to 100% of the outstanding principal amount under such notes, Twelfth Amendment Supplemental Closing Note as to 100% of the outstanding principal amount under such note, and Thirteenth Amendment Supplemental Closing Note as to 100% of the outstanding principal amount under such note, for all periods beginning on and after January 1, 2022.

The foregoing descriptions of the Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Credit Agreement, the 2011 HealthCor Notes, the 2012 HealthCor Notes, the Second 2011 Note Allonges, the Second 2012 Note Allonges, the Registration Rights Agreement, the Third 2011 Note Allonges, the Third 2012 Note Allonges, the 2021 HealthCor Warrants, the Fourth 2011 Note Allonges, the Fourth 2012 Note Allonges, the 2022 HealthCor Warrants, the NWPA Consent, the 2022 Allonges and the PDL Consent are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of direct financial obligations of the Company is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.00	04/21/11	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, L.P. and HealthCor Hybrid Offshore Master Fund, L.P.(1)
10.01	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.(1)
10.02	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.(1)
10.03	04/21/11	Registration Rights Agreement between the Company and HealthCor Partners Fund, L.P. and HealthCor Hybrid Offshore Master Fund, L.P.(1)
10.04	12/31/11	Note and Warrant Amendment Agreement between the Company and HealthCor(2)
10.05	01/31/12	Second Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(3)
10.06	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.(3)
10.07	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.(3)
10.08	08/20/13	Third Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(4)
10.09	01/16/14	Fourth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(5)
10.10	01/16/14	2011 Replacement Note payable to HealthCor Partners Fund, L.P.(5)
10.11	01/16/14	2011 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, L.P.(5)
10.12	01/16/14	2012 Replacement Note payable to HealthCor Partners Fund, L.P.(5)
10.13	01/16/14	2012 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, L.P.(5)
10.14	12/15/14	Fifth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(6)
10.15	03/31/15	Sixth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(7)
10.16	06/26/15	Seventh Amendment to Note and Warrant Purchase Agreement between the Company, the HealthCor Funds and the Investors named therein(8)
10.17	06/26/15	Amendment to Registration Rights Agreement among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the additional parties named therein(8)
10.18	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(8)
10.19	02/23/18	Eighth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(9)

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10.20	07/10/18	Ninth Amendment to Note and Warrant Purchase Agreement, by and among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(10)
10.21	07/10/18	Allonge No. 2 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.(10)
10.22	07/10/18	Allonge No. 2 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.(10)
10.23	07/10/18	Allonge No. 2 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.(10)
10.24	07/10/18	Allonge No. 2 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.(10)
10.25	07/13/18	Tenth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(11)
10.26	03/27/19	Eleventh Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(12)
10.27	05/15/19	Twelfth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(13)
10.28	02/06/20	Thirteenth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(14)
10.29	04/20/21	Allonge No. 3 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.(15)
10.30	04/20/21	Allonge No. 3 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.(15)
10.31	04/20/21	Allonge No. 3 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.(15)
10.32	04/20/21	Allonge No. 3 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.(15)
10.33	04/20/21	Form of 2021 HealthCor Warrant(15)
10.34	03/08/22	Allonge No. 4 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P. (16)
10.35	03/08/22	Allonge No. 4 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P. (16)
10.36	03/08/22	Allonge No. 4 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P. (16)
10.37	03/08/22	Allonge No. 4 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P. (16)
10.38	03/08/22	Form of 2022 HealthCor Warrant(16)
10.39	03/08/22	Consent and Agreement Pursuant to Note and Warrant Purchase Agreement, by and among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(16)
10.40	03/08/22	Consent and Agreement Regarding Note Extensions, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(16)

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10.41	07/12/22	Allonge No. 3 to 2014 Senior Secured Convertible Note of the Company(*)
10.42	07/12/22	Allonge No. 3 to 2015 Senior Secured Convertible Note of the Company(*)
10.43	07/12/22	Allonge No. 2 to February 2018 Senior Secured Convertible Note of the Company(*)
10.44	07/12/22	Allonge No. 1 to July 2018, May 2019 and February 2020 Senior Secured Convertible Note of the Company(*)
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2012.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on August 26, 2013.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on January 22, 2014.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on December 19, 2014.
(7)	Filed with the Annual Report on Form 10-K filed with the SEC on March 31, 2015.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(9)	Filed with the Current Report on Form 8-K filed with the SEC on February 26, 2018.
(10)	Filed with the Current Report on Form 8-K filed with the SEC on July 11, 2018.
(11)	Filed with the Current Report on Form 8-K filed with the SEC on July 16, 2018.
(12)	Filed with the Annual Report on Form 10-K filed with the SEC on March 29, 2019
(13)	Filed with the Current Report on Form 8-K filed with the SEC on May 20, 2019.
(14)	Filed with the Current Report on Form 8-K filed with the SEC on February 10, 2020.
(15)	Filed with the Current Report on Form 8-K filed with the SEC on April 22, 2021.
(15)	Filed with the Current Report on Form 8-K filed with the SEC on March 9, 2022.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2022	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer

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